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                                             File No. 33-11351
                                             Rule 497(e)


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Stein Roe Growth Opportunities Fund seeks long-term capital appreciation. Growth Opportunities Fund invests in a diversified portfolio of common stocks of large, mid-sized, and small companies that, in the view of the Adviser, have the ability to generate and sustain earnings growth at an above-average rate.

Growth Opportunities Fund is a "no-load" fund. There are no sales or redemption charges, and Growth Opportunities Fund has no 12b-1 plan. Growth Opportunities Fund is series of Stein Roe Investment Trust. The Trust is a diversified open-end management investment company.

This prospectus contains information you should know before investing in Growth Opportunities Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated May 9, 1997, containing more information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. This information is available on the Commission's Web site at http://www.sec.gov. This prospectus is also available electronically by using Stein Roe's Internet address: http://www.steinroe. com. You can get a free paper copy of the prospectus and the Statement of Additional Information by calling 800-338-2550 or by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The date of this prospectus is May 9, 1997.

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TABLE OF CONTENTS

                                          Page
Summary ....................................2
Fee Table  .................................4
The Fund ...................................5
Investment Policies ........................5
Portfolio Investments and Strategies .......6
Investment Restrictions ....................9
Risks and Investment Considerations........10
How to Purchase Shares ....................11
  By Check ................................11
  By Wire..................................12
  By Electronic Transfer ..................12
  By Exchange .............................12
  Conditions of Purchase ..................13
  Purchases Through Third Parties..........13
  Purchase Price and Effective Date .......13
How to Redeem Shares ......................13
  By Written Request ......................13
  By Exchange .............................14
  Special Redemption Privileges ...........14
  General Redemption Policies .............16
Shareholder Services ......................17
Net Asset Value ...........................19
Distributions and Income Taxes ............19
Investment Return .........................21
Management.................................21
Organization and Description of Shares.....23
Certificate of Authorization...............24

SUMMARY

Stein Roe Growth Opportunities Fund ("Growth Opportunities
Fund") is a series of the Stein Roe Investment Trust, an open-end diversified management investment company. Growth
Opportunities Fund is a "no-load" fund. There are no sales or redemption charges. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Growth
Opportunities Fund are not qualified for sale.

Investment Objectives and Policies.  Growth Opportunities
Fund seeks long-term capital appreciation.  Growth
Opportunities Fund invests in a diversified portfolio of common stocks of large, mid-sized, and small companies that, in the view of the Adviser, have the ability to generate and sustain earnings growth at an above-average rate. Growth Opportunities Fund's investments include securities of both established companies that the Adviser believes have appreciation potential and emerging companies. Investment in established companies tends to moderate the investment risks associated with investments in emerging, generally smaller companies. Growth Opportunities Fund invests a portion of its assets in the securities of small and mid-sized companies. These companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also may involve greater risks. Securities of smaller companies may be subject to greater price volatility and tend to be less liquid than securities of larger companies. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them more susceptible to market pressure, and may have a smaller public market for their shares. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community.

Growth Opportunities Fund seeks to make investment decisions based on a long-term growth philosophy; that is, it generally makes investment decisions on the basis of an individual company's ability to generate and sustain earnings growth over the long term, rather than on the basis of the near-term growth prospects of a particular company or economic sector.

There can be no guarantee that Growth Opportunities Fund will achieve its investment objective. Please see Investment
Policies and Portfolio Investments and Strategies for further information.

Investment Risks. Growth Opportunities Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation by investing in a diversified portfolio of common stocks of large, mid-sized and small companies.

Since Growth Opportunities Fund may invest in foreign securities, investors should understand and carefully consider the risks involved in foreign investing. Investing in foreign securities involves certain risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in foreign currency exchange rates, possible imposition of exchange controls, less complete financial information, political instability, less liquidity, and greater price volatility.

Please see Investment Policies, Portfolio Investments and
Strategies, and Risks and Investment Considerations for further information.

Purchases. The minimum initial investment for Growth Opportunities Fund is $2,500, and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Lower initial investment minimums apply to IRAs, UGMAs and automatic investment plans. Shares may be purchased by check, by bank wire, by electronic transfer or by exchange from another Stein Roe fund. For more detailed information, see How to Purchase Shares.

Redemptions.  For information on redeeming Growth
Opportunities Fund shares, including the special redemption privileges, see How to Redeem Shares.

Net Asset Value.  The purchase and redemption price of Growth
Opportunities Fund's shares is its net asset value per share.
The net asset value is determined as of the close of trading on the New York Stock Exchange. (For more detailed information, see Net Asset Value.)

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Distributions.  Dividends are normally declared and paid
annually. Distributions will be reinvested in additional Growth Opportunities Fund shares unless you elect to have them paid in cash, deposited by electronic transfer into your bank account, or invested in shares of another Stein Roe fund. (See Distributions and Income Taxes and Shareholder Services.)

Adviser and Fees.  Stein Roe & Farnham Incorporated (the
"Adviser") provides administrative, investment management, and bookkeeping and accounting services to Growth
Opportunities Fund. For a description of the Adviser and its fees, see Management.

If you have any additional questions about Growth
Opportunities Fund, please feel free to discuss them with a Stein Roe account representative by calling 800-338-2550.

FEE TABLE

Shareholder Transaction Expenses
Sales Load Imposed on Purchases....................None
Sales Load Imposed on Reinvested Dividends.........None
Deferred Sales Load................................None
Redemption Fees*...................................None
Exchange Fees......................................None

Annual Fund Operating Expenses (after fee
  reimbursement;  as a percentage of average
  net assets).
Management and Administrative Fees (after fee
  reimbursement)...................................0.55%
12b-1 Fees.........................................None
Other Expenses.....................................0.70%
Total Fund Operating Expenses (after fee           -----
  reimbursement)...................................1.25%
                                                   =====
___________________
* There is a $7.00 charge for wiring redemption proceeds to your bank.

Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                 1 year     3 years
                 ------     -------
                  $13        $40

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Growth Opportunities Fund. Because Growth Opportunities Fund has no operating history, the information in the table is based upon an estimate of expenses, assuming net assets of $50 million. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gains distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Growth Opportunities Fund for a portion of its operating expenses. The Adviser has undertaken to reimburse Growth Opportunities Fund for its operating expenses to the extent such expenses exceed 1.25% of its annual average net assets. This commitment expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days'

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notice to Growth Opportunities Fund.  Absent such reimbursement, the Management and Administrative Fees and Total Operating
Expenses would be 0.90% and 1.60%, respectively. Any such reimbursement will lower Growth Opportunities Fund's overall expense ratio and increase its overall return to investors.
(Also see Management--Fees and Expenses.)

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Growth Opportunities Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

THE FUND

The mutual fund offered by this prospectus is Stein Roe Growth Opportunities Fund ("Growth Opportunities Fund"). Growth Opportunities Fund is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Growth Opportunities Fund does not impose commissions or charges when shares are purchased or redeemed.

Growth Opportunities Fund is a series of the Stein Roe Investment Trust ("Investment Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides management, administrative, and bookkeeping and accounting services to Growth Opportunities Fund. The Adviser also manages and provides investment advisory services for several other mutual funds with different investment objectives, including other equity funds, international funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

INVESTMENT POLICIES

The investment objective of Growth Opportunities Fund is long-term capital appreciation. Growth Opportunities Fund attempts to achieve its objective by investing in a diversified portfolio of common stocks of large, mid-sized, and small companies that, in the view of the Adviser, have the ability to generate and sustain earnings growth at an above-average rate.

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Growth Opportunities Fund's investments include securities of both established companies that the Adviser believes have appreciation potential and emerging companies. Investment in established companies tends to moderate the investment risks associated with investments in emerging, generally smaller, companies. Growth Opportunities Fund invests a portion of its assets in the securities of small and mid-sized companies. These companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also may involve greater risks. Securities of smaller companies may be subject to greater price volatility and tend to be less liquid than securities of larger companies. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them more susceptible to market pressure, and may have a smaller public market for their shares. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although it invests primarily in common stocks, Growth Opportunities Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks.

Growth Opportunities Fund seeks to make investment decisions based on a long-term growth philosophy; that is, Growth Opportunities Fund generally makes investment decisions on the basis of an individual company's ability to generate and sustain earnings growth over the long term, rather than on the basis of the near-term growth prospects of a particular company or economic sector.

Additional information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

PORTFOLIO INVESTMENTS AND STRATEGIES

Debt Securities. In pursuing its investment objective, Growth Opportunities Fund may invest in debt securities of corporate and governmental issuers. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by Growth Opportunities Fund is lost or reduced below investment grade, it is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether it should continue to hold the security. Growth Opportunities Fund may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade.

The risks inherent in debt securities depend primarily on the term and quality of the obligations in the investment portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities. Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation, and therefore carry greater investment risk, including the

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possibility of issuer default and bankruptcy.  When the
Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, Growth Opportunities Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents. Convertible Securities. By investing in convertible securities, Growth Opportunities Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by Growth Opportunities Fund are frequently rated investment grade, it also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade:

- Tend to be more sensitive to interest rate and economic changes;
- May be obligations of issuers who are less creditworthy than issuers of higher-quality convertible securities; and
- May be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities.

As a result, the Adviser's own investment research and analysis tend to be more important than other factors in the purchase of such securities.

Foreign Securities. Growth Opportunities Fund may invest in foreign securities. Other than American Depositary Receipts
(ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person, Growth Opportunities Fund is limited to investing no more than 25% of its total assets in foreign securities. (See Risks and Investment Considerations.) Growth Opportunities Fund may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Growth Opportunities Fund may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, Growth Opportunities Fund may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. Such a contract involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date--this risk is in addition to the risk that the value of the foreign security purchased may decline. Growth Opportunities Fund also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure to currency fluctuations. In addition, Growth Opportunities Fund may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

Lending Portfolio Securities; When-Issued and Delayed-
Delivery Securities.   Subject to certain restrictions
described in the Statement of Additional Information, Growth Opportunities Fund may make loans of its portfolio securities to broker-dealers and banks. Growth Opportunities Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth Opportunities
Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Opportunities Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Portfolio Turnover. Although Growth Opportunities Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held--the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. At times, Growth Opportunities Fund may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) Although it may produce varying amounts of income, Growth Opportunities Fund is not intended as an investment for investors seeking dividend income.

Derivatives. Consistent with its objective, Growth Opportunities Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Growth Opportunities Fund does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuation, Growth Opportunities Fund may:

- Purchase and write both call options and put options on securities, indexes and foreign currencies;
- Enter into interest rate, index and foreign currency futures contracts;
- Write options on such futures contracts; and
- Purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks.

Growth Opportunities Fund may write a call or put option only if the option is covered. As the writer of a covered call option, Growth Opportunities Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth Opportunities Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Short Sales Against the Box. Growth Opportunities Fund may sell short securities it owns, or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect Growth Opportunities Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. Any potential gains in such securities, however, should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

INVESTMENT RESTRICTIONS

Growth Opportunities Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent Growth Opportunities Fund from investing all of its assets in shares of another investment company having the identical investment objective.

Growth Opportunities Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. It may, however, invest all of its assets in shares of another investment company having the identical investment objective.

-----------
/1/ A repurchase agreement involves a sale of securities to Growth Opportunities Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Opportunities Fund could experience both losses and delays in liquidating its collateral.
--------------

Growth Opportunities Fund may not make loans except that it may:

- Purchase money market instruments and enter into repurchase agreements;
- Acquire publicly distributed or privately placed debt securities;
- Lend portfolio securities under certain conditions; and
- Participate in an interfund lending program with other Stein Roe funds and portfolios.

Growth Opportunities Fund may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

Growth Opportunities Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The investment objective of Growth Opportunities Fund is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval, subject, however, to at least 30 days' advance written notice to shareholders. All of the investment restrictions are set forth in the Statement of Additional Information.

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Growth Opportunities Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation by investing in a diversified portfolio of common stocks of large, mid-sized and small companies. Of course, there can be no guarantee that Growth Opportunities Fund will achieve its objective.

Securities of small and medium-sized companies may be subject to greater price volatility and tend to be less liquid than securities of larger companies. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community.

Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Growth Opportunities Fund generally allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries. Growth Opportunities Fund, however, will not invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. (See Investment Policies.)

Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers; less market liquidity; more market volatility; less developed and regulated markets; and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

Master Fund/Feeder Fund Option. Rather than invest in securities directly, Growth Opportunities Fund may in the future seek to achieve its investment objective by pooling its assets with those of other investment companies for investment in another investment company having the same investment objective and substantially the same investment policies as Growth Opportunities Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that the assets of any such investment company would be managed by the Adviser in substantially the same manner as Growth Opportunities Fund. Shareholders of Growth Opportunities Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the trustees determine it to be in the best interests of Growth Opportunities Fund and its shareholders.

HOW TO PURCHASE SHARES

You may purchase shares of Growth Opportunities Fund by check, by wire, by electronic transfer or by exchange from your account with another Stein Roe fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark] and Stein Roe Personal Counselor [service mark] programs and for clients of the Adviser. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

By Check. To make an initial purchase of shares of Growth Opportunities Fund by check, please complete and sign the application and mail it, together with a check made payable to Stein Roe Mutual Funds, to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] or Personal Counselor [service mark] programs should send orders to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.

You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100, and Investment Trust generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside the United States. Should an order to purchase shares of Growth Opportunities Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

By Wire. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to Growth Opportunities Fund at the First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-338-2550 to request an account number and furnish your social security or other tax identification number. Neither Growth Opportunities Fund nor Investment Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. 20; Stein Roe Growth Opportunities Fund
Account of (exact name(s) in registration)
Shareholder Account No. ________

Participants in the Stein Roe Counselor [service mark] and
Personal Counselor [service mark] programs should address their wires as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. 20; Stein Roe Growth Opportunities Fund
Account of (exact name(s) in registration)
Counselor Account No. ________

By Electronic Transfer. You also may make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments"). (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of Growth Opportunities Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

By Exchange. You may purchase shares by exchange of shares from another Stein Roe fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person or automatically at regular intervals (if you have elected the Automatic Exchange Privilege). Restrictions apply; please review the information on the Exchange Privilege under How to Redeem Shares--By Exchange.

Conditions of Purchase. Each purchase order for Growth Opportunities Fund must be accepted by an authorized officer of Investment Trust or its authorized agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Investment Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Investment Trust or of Growth Opportunities Fund's shareholders. Investment Trust also reserves the right to waive or lower its investment minimums for any reason. Investment Trust does not issue certificates for shares.

Purchases Through Third Parties. You may purchase (or redeem) shares through certain broker-dealers, banks or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Investment Trust. There are no charges or limitations imposed by Investment Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from Investment Trust.

Some Intermediaries that maintain nominee accounts with Growth Opportunities Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser and Growth Opportunities Fund's transfer agent share in the expense of these fees, and the Adviser pays all sales and promotional expenses.

Purchase Price and Effective Date. Each purchase of Growth Opportunities Fund's shares is made at its net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment as follows:

A purchase by check or wire transfer is made at the net asset value next determined after Growth Opportunities Fund receives the check or wire transfer of funds in payment of the purchase.

A purchase by electronic transfer is made at the net asset value next determined after Growth Opportunities Fund receives the electronic transfer from your bank. A Special

Electronic Transfer Investment instruction received by telephone on a business day before 3:00 p.m., Central time, is effective on the next business day.

Each purchase of Growth Opportunities Fund shares through an Intermediary that is an authorized agent of Investment Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

HOW TO REDEEM SHARES

By Written Request. You may redeem all or a portion of your shares of Growth Opportunities Fund by submitting a written request in "good order" to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send redemption requests to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing and must indicate the number of shares or the dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The signatures on the written redemption request must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and Growth Opportunities Fund by verifying your signature);
(4) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to Investment Trust); and
(5) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

By Exchange. You may redeem all or any portion of your Growth Opportunities Fund shares and use the proceeds to purchase shares of any other Stein Roe fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain and carefully read the prospectus for the Stein Roe fund in which you wish to invest. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Stein Roe fund being purchased. An exchange may be made by following the redemption procedure described under By Written Request and indicating the Stein Roe fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

Special Redemption Privileges. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Telephone Redemption Privileges, check the box(es) under the section "Telephone Redemption

Options" when completing your application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

The Telephone Redemption by Check Privilege, Telephone
Redemption by Wire Privilege, and Special Electronic Transfer
Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four Telephone Exchange round-trips per year and Growth Opportunities Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of Growth Opportunities Fund into another Stein Roe fund, and then back to Growth Opportunities Fund). In addition, Investment Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

Investment Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. Investment Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects Growth Opportunities Fund. Therefore, Investment Trust generally will not honor requests for Telephone Exchanges by shareholders identified by it as "market-timers." Moreover, Investment Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of Growth Opportunities Fund, Investment Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect Growth Opportunities Fund. If Investment Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

Automatic Exchanges.  You may use the Automatic Exchange
Privilege to automatically redeem a fixed amount from your Growth Opportunities Fund account for investment in another
Stein Roe fund account on a regular basis.

Telephone Redemption by Check Privilege.  You may use the
Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550.
The proceeds will be sent by check to your registered address.

Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum; $100,000 maximum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer
("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic
Redemptions"--see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 3:00 p.m., Central time, is deemed received on the next business day.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. Investment Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-
2550 if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply to such redemptions. (See Shareholder Services--Tax-
Sheltered Retirement Plans.) Investment Trust reserves the right to require a properly completed application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Investment Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, Investment Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, Investment Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Investment Trust recommends that your purchase be made by federal funds wire through your bank.

Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

Investment Trust reserves the right to suspend, limit, modify or terminate, at any time without prior notice, any Privilege or its use in any manner by any person or class.

Neither Investment Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. Growth Opportunities Fund employs procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption
Privilege or the Special Electronic Transfer Redemption
Privilege are genuine.  Use of any Special Redemption
Privilege or the Special Electronic Transfer Redemption
Privilege authorizes Growth Opportunities Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform Growth Opportunities Fund immediately if there is a problem. If Growth Opportunities Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

Investment Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.

Shares in any account you maintain with Growth Opportunities Fund or any of the other Stein Roe funds may be redeemed to the extent necessary to reimburse any Stein Roe fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers for the purchase of shares, or any Stein Roe fund liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of Growth Opportunities Fund, as well as periodic statements detailing distributions made by the Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Stein Roe fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, Investment Trust will send you semiannual and annual reports showing portfolio holdings and will provide you annually with tax information.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address).
Please call 800-338-2550 if you wish to receive additional copies free of charge. This policy may not apply if you purchased shares through an Intermediary.

Funds-on-Call [registered trademark] Automated Telephone Service. To access Stein Roe Funds-on-Call [registered trademark], just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered trademark] provides yields, prices, latest dividends, account balances, last transaction and other information 24 hours a day, seven days a week. You also may use Funds-on-Call [registered trademark] to make Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem

Shares.) Information regarding your account is available to you via Funds-on-Call [registered trademark] only after you follow an activation process the first time you call. Your account information is protected by a personal identification number (PIN) that you establish.

Stein Roe Counselor [service mark] Program. The Stein Roe Counselor [service mark] and Stein Roe Personal Counselor [service mark] programs are professional investment advisory services available to shareholders. These programs are designed to provide investment guidance in helping investors to select a portfolio of Stein Roe funds. The Stein Roe Personal Counselor [service mark] program, which automatically adjusts client portfolios among the Stein Roe funds, has a fee of up to 1% of assets.

Tax-Sheltered Retirement Plans. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the Stein Roe funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each fund in which you plan to invest before making your investment.

Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

Prototype Money Purchase Pension and Profit Sharing Plans for self-employed individuals, partnerships and corporations.

Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing
IRAs while minimizing administration and reporting requirements.

Special Services. The following special services are available to shareholders. Please call 800-338-2550 or write
Investment Trust for additional information and forms.

Dividend Purchase Option--to diversify your Fund investments by having distributions from one Stein Roe fund account automatically invested in another Stein Roe fund account. Before establishing this option, obtain and carefully read the prospectus of the Stein Roe fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

Automatic Dividend Deposit (electronic transfer)--to have income dividends and capital gains distributions deposited directly into your bank account.

Telephone Redemption by Check Privilege ($1,000 minimum) and Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your application. (See How to Redeem Shares--Special Redemption Privileges.)

Telephone Redemption by Wire Privilege--to redeem shares from your account by phone and have the proceeds transmitted by wire to your bank account ($1,000 minimum; $100,000 maximum).

Special Redemption Option (electronic transfer)--to redeem shares at any time and have the proceeds deposited directly to your bank account ($50 minimum; $100,000 maximum).

Regular Investments (electronic transfer)--to purchase Fund shares at regular intervals directly from your bank account
($50 minimum; $100,000 maximum).

Special Investments (electronic transfer)--to purchase Fund shares by telephone and pay for them by electronic transfer of funds from your bank account ($50 minimum; $100,000 maximum).

Automatic Exchange Plan--to automatically redeem a fixed dollar amount from your Fund account and invest it in another
Stein Roe fund account on a regular basis ($50 minimum;
$100,000 maximum).

Automatic Redemptions (electronic transfer)--to have a fixed dollar amount redeemed and sent at regular intervals directly to your bank account ($50 minimum; $100,000 maximum).

Systematic Withdrawals--to have a fixed dollar amount, declining balance or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

Net Asset Value
The purchase and redemption price of Growth Opportunities Fund's shares is its net asset value per share. The net asset value of a share of Growth Opportunities Fund is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Growth Opportunities Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are normally declared and paid annually. Growth Opportunities Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended October 31 in that year. Growth Opportunities Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All of your income dividends and capital gains distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another Stein Roe fund; or (4) applied to purchase shares in a Stein Roe fund account of another person. (See Shareholder Services.) Reinvestment into the same Fund account normally occurs one business day after the record date. Investment of distributions into another Stein Roe fund account occurs on the payable date. If you choose to receive your distributions in cash, your distribution check normally will be mailed approximately 15 days after the record date. Investment Trust reserves the right to reinvest the proceeds and future distributions in additional Growth Opportunities Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

Income Taxes. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gains distributions you have received with respect to those shares.

For federal income tax purposes, Growth Opportunities Fund is treated as a separate taxable entity distinct from the other series of Investment Trust.

This discussion of taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

Backup Withholding. Investment Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you--generally redemption proceeds.
Backup withholding may be required if:

- You fail to furnish your properly certified social security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs Investment Trust that your tax identification number is incorrect.

These certifications are contained in the application that you should complete and return when you open an account.
Growth Opportunities Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for Growth Opportunities Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in Growth Opportunities Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Growth Opportunities Fund's total return with alternative investments should consider differences between Growth Opportunities Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results.

MANAGEMENT

Trustees and Adviser.  The Board of Trustees of Investment
Trust has overall management responsibility for Growth
Opportunities Fund.  See the Statement of Additional
Information for the names of and additional information about the trustees and officers.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing Growth Opportunities Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc.
("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers. Gloria J. Santella, Eric S. Maddix and Arthur J. McQueen have been co-portfolio managers of Growth Opportunities Fund since its inception in 1997. Ms. Santella has been portfolio manager of Stein Roe Capital Opportunities Fund since October 1994, and had been its co-portfolio manager since March 1991. Ms. Santella, a senior vice president of the Adviser, joined it in 1979. She received her B.B.A. from Loyola University (1979) and M.B.A. from the University of Chicago (1983). Mr. Maddix has been co-portfolio manager of Stein Roe Capital Opportunities Fund since 1996. He previously was its associate portfolio manager. Mr. Maddix is a vice president of the Adviser, which he joined in 1987. He received his B.B.A. degree from Iowa State University (1986) and his M.B.A. from the University of Chicago (1992). Mr. McQueen, a senior vice president of the Adviser, joined it in 1987. He received a B.S. from Villanova University (1980) and an M.B.A. from the Wharton School of the University of Pennsylvania (1987).

Fees and Expenses. The Adviser is entitled to receive a monthly administrative fee from Growth Opportunities Fund, computed and accrued daily, at an annual rate of .15% of the first $500 million of average net assets, .125% of the next $500 million , .10% of the next $500 million, and .075% thereafter; and a monthly management fee, computed and accrued daily, at an annual rate of .75% of the first $500 million of average net assets, .70% of the next $500 million,
 .65% of the next $500 million, and .60% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Growth Opportunities Fund for a portion of its operating expenses.

The Adviser provides office space and executive and other personnel to Investment Trust. All expenses of Growth Opportunities Fund (other than those paid by the Adviser), including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization, are paid out of the assets of Growth Opportunities Fund.

Under a separate agreement with Investment Trust, the Adviser provides certain accounting and bookkeeping services to Growth Opportunities Fund, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.  SteinRoe Services Inc., One South Wacker
Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Investment Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor. The shares of Growth Opportunities Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to Growth Opportunities Fund or to its shareholders. The Distributor is a wholly owned subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send orders to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Growth Opportunities Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

Investment Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Investment Trust's shareholders or its trustees. Investment Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Investment Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Investment Trust or any particular series shall look only to the assets of Investment Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Investment Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Investment Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Investment Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Investment Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

Stein Roe Mutual Funds
Certificate of Authorization
for use by corporations and associations only

Corporations or associations must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call a Stein Roe account representative at 800-338-2550 .

The undersigned hereby certifies that he is the duly elected
Secretary of ________________________________ (the "Corporation")
             (name of Corporation/Association)
and that the following individual(s):

               AUTHORIZED PERSONS
____________________        ________________________
Name                        Title
____________________        ________________________
Name                        Title
____________________        ________________________
Name                        Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and By-laws provide that he is the only person authorized to so act.

Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of _________________, 19___.

                                   ___________________________
                                   Secretary
                                   ___________________________
                                   Signature Guarantee*
                                   *Only required if the person
                                   signing the Certificate is the
                                   only person named as
                                   "Authorized Person."
CORPORATE
SEAL
HERE

The Stein Roe Funds

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe Growth Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


Stein Roe Mutual Funds
P. O. Box 8900
Boston, Massachusetts 02205-8900
Financial Advisors call: 1-800-322-0593
Shareholders call 1-800-338-2550
http://www.steinroe.com

In Chicago, visit our Fund Center at One South Wacker Drive,
Suite 3200

Liberty Securities Corporation, Distributor
Member, SIPC

    Statement of Additional Information Dated May 9, 1997

                  STEIN ROE INVESTMENT TRUST
 Suite 3200, One South Wacker Drive, Chicago, Illinois  60606
                        800-338-2550

             Stein Roe Growth Opportunities Fund

     This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with Growth Opportunities Fund's prospectus dated May 9, 1997, and any supplements thereto ("Prospectus"). The Prospectus may be obtained at no charge by telephoning 800-338-2550.

                      TABLE OF CONTENTS
                                                    Page
General Information and History.......................2
Investment Policies...................................3
Portfolio Investments and Strategies..................3
Investment Restrictions..............................19
Additional Investment Considerations.................22
Purchases and Redemptions............................23
Management...........................................24
Principal Shareholders...............................28
Investment Advisory Services.........................28
Distributor..........................................30
Transfer Agent.......................................31
Custodian............................................31
Independent Public Accountants.......................32
Portfolio Transactions...............................32
Additional Income Tax Considerations.................34
Investment Performance...............................35
Appendix--Ratings....................................38

               GENERAL INFORMATION AND HISTORY

     Stein Roe Growth Opportunities Fund ("Growth
Opportunities Fund") is a separate series of Stein Roe
Investment Trust ("Investment Trust").  The name of
Investment Trust was changed on February 1, 1996, to separate
"SteinRoe" into two words.

     As of the date of this Statement of Additional Information, ten series of Investment Trust are authorized and outstanding. Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, Investment Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, Investment Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if Investment Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of Investment Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

     Stein Roe & Farnham Incorporated (the "Adviser") provides investment management, administrative, and accounting and recordkeeping services to Growth Opportunities
Fund.

Special Considerations Regarding Master Fund/Feeder Fund
Structure

     Rather than invest in securities directly, Growth Opportunities Fund may in the future act as a "feeder fund;" that is, it would seek to achieve its objective by pooling its assets with those of other investment companies for investment in a "master fund" having the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Adviser is expected to manage any such mutual fund in which the Fund would invest. Such investment would be subject to determination by the Board of Trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change.

                   INVESTMENT POLICIES

     The investment objective of Growth Opportunities Fund is long-term capital appreciation. Growth Opportunities Fund attempts to achieve its objective by investing in a diversified portfolio of common stocks of large, mid-sized, and small companies that, in the view of the Adviser, have the ability to generate and sustain earnings growth at an above-average rate.

     Growth Opportunities Fund's investments include securities of both established companies that the Adviser believes have appreciation potential and emerging companies. Investment in established companies tends to moderate the investment risks associated with investing in emerging, generally smaller companies. Growth Opportunities Fund invests a portion of its assets in the securities of small and mid-sized companies. These companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also may involve greater risks. Securities of smaller companies may be subject to greater price volatility and tend to be less liquid than securities of larger companies. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although it invests primarily in common stocks, Growth Opportunities Fund may invest in all types of equity securities, including preferred stocks and securities convertible into common stocks.

     Growth Opportunities may employ the investment techniques Portfolio Investments and Strategies. The investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities."/1/

             PORTFOLIO INVESTMENTS AND STRATEGIES

Debt Securities

     In pursuing its investment objective, Growth
Opportunities Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in its investment portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.
--------------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or
(ii) more than 50% of the outstanding shares.
--------------

     Growth Opportunities Fund may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade.

     Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by Growth Opportunities Fund is lost or reduced below investment grade, it is not required to dispose of the security, but the Adviser will consider that fact in determining whether it should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

     When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, Growth Opportunities Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Derivatives

     Consistent with its objective, Growth Opportunities Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     Growth Opportunities Fund currently does not intend to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See Options and Futures below.)

     Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by Growth Opportunities Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are pre-paid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by Growth Opportunities Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

     Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

Convertible Securities

     By investing in convertible securities, Growth Opportunities Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by Growth Opportunities Fund are frequently rated investment grade, Growth Opportunities Fund may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

Foreign Securities

     Growth Opportunities Fund may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. Growth Opportunities Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, Growth Opportunities Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. Growth Opportunities Fund does not intend to invest more than 5% of its net assets in unsponsored ADRs.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involves certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although Growth Opportunities Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Growth Opportunities Fund's foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of Growth Opportunities Fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows Growth Opportunities Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. Growth Opportunities Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that Growth Opportunities Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, Growth Opportunities Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio. Growth Opportunities Fund may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, Growth Opportunities Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for Growth Opportunities Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency Growth Opportunities Fund is obligated to deliver.

     If Growth Opportunities Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If Growth Opportunities Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, Growth Opportunities Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, Growth Opportunities Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive Growth Opportunities Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for Growth Opportunities Fund to hedge against a devaluation that is so generally anticipated that it is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to Growth Opportunities Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Lending of Portfolio Securities

     Subject to restriction (5) under Investment Restrictions in this Statement of Additional Information, Growth Opportunities Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by Growth Opportunities Fund. Growth Opportunities Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Growth Opportunities Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. Growth Opportunities Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, Growth Opportunities Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while it seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

     Growth Opportunities Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

When-Issued and Delayed-Delivery Securities; Reverse
Repurchase Agreements

     Growth Opportunities Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time Growth Opportunities Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Opportunities Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Growth Opportunities Fund does not currently intend to have commitments to purchase when-issued securities in excess of 5% of its net assets.

     Growth Opportunities Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which Growth Opportunities Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time Growth Opportunities Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of Growth Opportunities Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of Growth Opportunities Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales "Against the Box"

     Growth Opportunities Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. Growth Opportunities Fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, Growth Opportunities Fund does not deliver from its portfolio the securities sold. Instead, Growth Opportunities Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of Growth Opportunities Fund, to the purchaser of such securities. Growth Opportunities Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, Growth Opportunities Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. Growth Opportunities Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. Growth Opportunities Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect Growth Opportunities Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount Growth Opportunities Fund owns, either directly or indirectly, and, in the case where it owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time Growth Opportunities

Fund replaces the borrowed security, it will incur a loss and if the price declines during this period, it will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which Growth Opportunities Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which Growth Opportunities Fund is able to enter into short sales. There is no limitation on the amount of Growth Opportunities Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. It is currently expected that no more than 5% of the total assets of Growth Opportunities Fund would be involved in short sales against the box.

Rule 144A Securities

     Growth Opportunities Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as Growth Opportunities Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, Growth Opportunities Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that Growth Opportunities Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Growth Opportunities Fund does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser. (See restriction (n) under Investment Restrictions.)

Line of Credit

     Subject to restriction (6) under Investment Restrictions in this Statement of Additional Information, Growth Opportunities Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

Interfund Borrowing and Lending Program

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, Growth Opportunities Fund has received permission to lend money to, and borrow money from, other mutual funds advised by the Adviser. Growth Opportunities Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

Portfolio Turnover

     Although Growth Opportunities Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. At times, Growth Opportunities Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of Growth Opportunities Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See Risks and Investment Considerations and Distributions and Income Taxes in the Prospectus, and Additional Income Tax Considerations in this Statement of Additional Information.)

Options on Securities and Indexes

     Growth Opportunities Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq. Growth Opportunities Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     Growth Opportunities Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if Growth Opportunities Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by Growth Opportunities Fund expires, it realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by Growth Opportunities Fund expires, it realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when Growth Opportunities Fund desires.

     Growth Opportunities Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, it will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, it will realize a capital gain or, if it is less, it will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by Growth Opportunities
Fund is an asset, valued initially at the premium paid for the option. The premium received for an option written by Growth Opportunities Fund is recorded as a deferred credit.
The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived trans-action may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when Growth Opportunities Fund seeks to close out an option position. If Growth Opportunities Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If Growth Opportunities Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, Growth Opportunities Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by Growth Opportunities Fund, it would not be able to close out the option. If restrictions on exercise were imposed, Growth Opportunities Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts

     Growth Opportunities Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     Growth Opportunities Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Growth Opportunities Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in
-----------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
-----------
the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of its portfolio securities or the price of the securities that it intends to purchase.
Although other techniques could be used to reduce or increase Growth Opportunities Fund's exposure to stock price, interest rate and currency fluctuations, it may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     Growth Opportunities Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, Growth Opportunities Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by Growth Opportunities Fund, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to Growth Opportunities Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Growth Opportunities Fund expects to earn interest income on its initial margin deposits. A futures contract held by Growth Opportunities Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day Growth Opportunities Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by Growth Opportunities Fund does not represent a borrowing or loan but is instead settlement between Growth Opportunities Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, Growth Opportunities Fund will mark-to-market its open futures positions.

     Growth Opportunities Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions it holds.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying se-curity or index, and delivery month). If an offsetting purchase price is less than the original sale price, Growth Opportunities Fund realizes a capital gain, or if it is more, it realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, Growth Opportunities Fund realizes a capital gain, or if it is less, it realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought.
In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the investments portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the investment portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when Growth Opportunities Fund seeks to close out a futures or futures option position. Growth Opportunities Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, Growth Opportunities Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with its investment objective.

     Growth Opportunities Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts it holds plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of its total assets.

     When purchasing a futures contract or writing a put option on a futures contract, Growth Opportunities Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, Growth Opportunities Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out.

     Growth Opportunities Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions.
For this purpose, to the extent Growth Opportunities Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," Growth Opportunities Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of Growth Opportunities Fund, after taking into account unrealized
------------
/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
------------
profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

     If Growth Opportunities Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by Growth Opportunities Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by Growth Opportunities Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by Growth Opportunities Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by Growth Opportunities Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If Growth Opportunities Fund writes an equity call option /4/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If Growth Opportunities Fund delivers securities under a futures contract, it also realizes a capital gain or loss on those securities.

     For federal income tax purposes, Growth Opportunities Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions
----------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).
----------

("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by Growth Opportunities Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If Growth Opportunities Fund were to enter into a short index future, short index futures option or short index option position and its portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and its stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for Growth Opportunities Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of its annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, Growth Opportunities Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     Growth Opportunities Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on its other investments, and shareholders are advised of the nature of the payments.

                  INVESTMENT RESTRICTIONS

     Growth Opportunities Fund operates under the following investment restrictions. It may not:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of its assets may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of its assets may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of its assets may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

     (6) borrow except that it may (a) borrow for non-leveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S.
Government or its agencies or instrumentalities, and except that all or substantially all of its assets may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. Growth Opportunities Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent Growth Opportunities Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies. Growth Opportunities Fund may not:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, trustees, or directors of the Trust or of its investment adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

     (e) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

     (f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

     (g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (h) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts
(ADRs) or securities guaranteed by a U.S. person);

     (i) buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (j) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (k) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (l) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     (m) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     (n) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities and securities of unseasoned issuers;
or

     (o) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

            ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to build wealth for generations it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

     In addition, the Adviser believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high quality debt securities or equity securities.

                 PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to Investment Trust of any such purchase order. The state of Texas has asked that Investment Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas.

     Growth Opportunities Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respec-tively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of Growth Opportunities Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     Investment Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of Investment Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, Investment Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Investment Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     Investment Trust reserves the right to suspend or postpone redemptions of shares of Growth Opportunities Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

                       MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of Investment Trust:

                            POSITION(S) HELD              PRINCIPAL OCCUPATION(S)
NAME                 AGE    WITH THE TRUST                DURING PAST FIVE YEARS
Gary A. Anetsberger  41  Senior Vice-President     Chief financial officer of the Mutual Funds
                                                   division of Stein Roe & Farnham Incorporated (the
                                                   "Adviser"); senior vice president of the Adviser
                                                   since April, 1996; vice president of the Adviser
                                                   prior thereto

Timothy K. Armour    48  President; Trustee        President of the Mutual Funds division of the
  (1)(2)                                           Adviser and director of the Adviser since June,
                                                   1992; senior vice president and director of
                                                   marketing of Citibank Illinois prior thereto

Jilaine Hummel Bauer 41  Executive Vice-           General counsel and secretary of the Adviser since
                           President; Secretary    November, 1995; senior vice president of the
                                                   Adviser


Bruno Bertocci       42  Vice-President            Vice president of Colonial Management Associates,
                                                   Inc. since January, 1996; senior vice president of
                                                   the Adviser since May, 1995; global equity
                                                   portfolio manager with Rockefeller & Co. prior
                                                   thereto

Kenneth L. Block(3)  76  Trustee                   Chairman emeritus of A. T. Kearney, Inc.
                                                   (international management consultants)

William W. Boyd      70  Trustee                   Chairman and director of Sterling Plumbing Group,
  (2)(3)                                           Inc. (manufacturer of plumbing products)

David P. Brady       33  Vice-President            Vice president of the Adviser since November, 1995;
                                                   portfolio manager for the Adviser since 1993;
                                                   equity investment analyst, State Farm Mutual
                                                   Automobile Insurance Company prior thereto

Thomas W. Butch      40  Executive Vice-President  Senior vice president of the Adviser since
                                                   September, 1994; first vice president, corporate
                                                   communications, of Mellon Bank Corporation prior
                                                   thereto

Daniel K. Cantor     37  Vice-President            Senior vice president of the Adviser

Lindsay Cook (1)     45  Trustee                   Executive vice president of Liberty Financial
                                                   Companies, Inc. (the indirect parent of the
                                                   Adviser) since March, 1997; senior vice president
                                                   prior thereto

Philip J. Crosley    50  Vice-President            Senior vice president of the Adviser since
                                                   February, 1996; vice president, institutional
                                                   sales-advisor sales, Invesco Funds Group prior
                                                   thereto

E. Bruce Dunn        63  Vice-President            Senior vice president of the Adviser

Erik P. Gustafson    33  Vice-President            Senior portfolio manager of the Adviser; senior
                                                   vice president of the Adviser since April, 1996;
                                                   vice president of the Adviser from May, 1994 to
                                                   April, 1996; associate of the Adviser prior thereto

Douglas A. Hacker(3) 41  Trustee                   Senior vice president and chief financial officer,
                                                   United Airlines, since July, 1994; senior vice
                                                   president, finance, United Airlines, February, 1993
                                                   to July, 1994; vice president, American Airlines
                                                   prior thereto

David P. Harris      32  Vice-President            Vice president of Colonial Management Associates,
                                                   Inc. since January, 1996;  vice president of the
                                                   Adviser since May, 1995; global equity portfolio
                                                   manager with Rockefeller & Co. prior thereto

Harvey B. Hirschhorn 47  Vice-President            Executive vice president, senior portfolio manager,
                                                   and chief economist and investment strategist of
                                                   the Adviser; director of research of the Adviser,
                                                   1991 to 1995


Janet Langford Kelly 39  Trustee                   Senior vice president, secretary and general
   (3)                                             counsel of Sara Lee Corporation (branded, packaged,
                                                   consumer-products manufacturer) since 1995;
                                                   partner, Sidley & Austin (law firm) prior thereto

Eric S. Maddix       33  Vice-President            Vice president of the Adviser since November, 1995;
                                                   portfolio manager or research assistant for the
                                                   Adviser since 1987

Lynn C. Maddox       56  Vice-President            Senior vice president of the Adviser

Anne E. Marcel       39  Vice-President            Vice president of the Adviser since April, 1996;
                                                   manager, mutual fund sales & services of the
                                                   Adviser since October, 1994; supervisor of the
                                                   Counselor Department of the Adviser from October,
                                                   1992 to October, 1994; vice president of Selected
                                                   Financial Services prior thereto

Arthur J. McQueen   38  Vice-President             Senior vice president of the Adviser

Francis W. Morley   76  Trustee                    Chairman of Employer Plan Administrators and
  (3)                                              Consultants Co. (designer, administrator, and
                                                   communicator of employee benefit plans)

Charles R. Nelson   54  Trustee                    Van Voorhis Professor of Political Economy,
    (3)                                            Department of Economics of the University of
                                                   Washington

Nicolette D. Parrish 47 Vice-President; Assistant  Senior compliance administrator and assistant
                            Secretary              secretary of the Adviser since November, 1995;
                                                   senior legal assistant for the Adviser prior
                                                   thereto

Judith E. Perrie    29  Treasurer                  Compliance manager for the Adviser's Mutual Funds
                                                   division since April, 1997; tax manager, Strong
                                                   Capital Management, Inc. (investment advisory firm)
                                                   since June 1996; associate with Strong's corporate
                                                   tax department prior thereto

Richard B. Peterson  56  Vice-President            Senior vice president of the Adviser

Cynthia A. Prah      34  Vice-President            Manager of shareholder transaction processing for
                                                   the Adviser

Sharon R. Robertson  35  Controller                Accounting manager for the Adviser's Mutual Funds
                                                   division

Janet B. Rysz        41  Assistant Secretary       Senior compliance administrator and assistant
                                                   secretary of the Adviser

Gloria J. Santella   39  Vice-President            Senior vice president of the Adviser since
                                                   November, 1995; vice president of the Adviser prior
                                                   thereto

Thomas P. Sorbo      36  Vice-President            Senior vice president of the Adviser since January,
                                                   1994; vice president of the Adviser from September,
                                                   1992 to December, 1993; associate of Travelers
                                                   Insurance Company prior thereto


Thomas C. Theobald   60  Trustee                   Managing director, William Blair Capital Partners
  (3)                                              (private equity fund) since 1994; chief executive
                                                   officer and chairman of the Board of Directors of
                                                   Continental Bank Corporation, 1987-1994

Heidi J. Walter      29  Vice-President            Legal counsel for the Adviser since March, 1995;
                                                   associate with Beeler Schad & Diamond PC (law
                                                   firm), prior thereto

Stacy H. Winick      32  Vice-President            Senior legal counsel for the Adviser since October,
                                                   1996; associate of Bell, Boyd & Lloyd (law firm),
                                                   June, 1993 to September, 1996; associate of
                                                   Debevoise & Plimpton (law firm) prior thereto

Hans P. Ziegler      56  Executive Vice-President  Chief executive officer of the Adviser since May,
                                                   1994; president of the Investment Counsel division
                                                   of the Adviser from July, 1993 to June, 1994;
                                                   president and chief executive officer, Pitcairn
                                                   Financial Management Group prior thereto

Margaret O. Zwick    30  Treasurer                 Accounting manager for the Adviser since
                                                   April 1997, compliance manager for the Adviser's
                                                   Mutual Funds division, August 1995 to April 1997;
                                                   compliance accountant, January 1995 to July 1995;
                                                   section manager, January 1994 to January 1995;
                                                   supervisor prior thereto

_________________________
(1) Trustee who is an "interested person" of Investment Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

     Certain of the trustees and officers of Investment Trust are trustees or officers of other investment companies managed by the Adviser. Mr. Armour, Ms. Bauer, Mr. Cook, and Ms. Walter are vice presidents of Growth Opportunities Fund's distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms. Kelly is Three First National Plaza, Chicago, Illinois 60602; that of Mr. Morley is 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Theobald is Suite 3300, 222 West Adams Street, Chicago, IL 60606; that of Messrs. Bertocci, Cantor, and Harris is 1330 Avenue of the Americas, New York, New York 10019; and that of the other officers is One South Wacker Drive, Chicago, Illinois 60606.

     Officers and trustees affiliated with the Adviser serve without any compensation from Investment Trust. In compensation for their services to Investment Trust, trustees who are not "interested persons" of Investment Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the series of Investment Trust) plus an attendance fee from each series for each meeting of the Board or standing committee thereof attended at which business for that series is conducted. The attendance fees (other than for a Nominating Committee or Compensation Committee meeting) are based on each series' net assets as of the preceding December 31. For a series with net assets of less than $50 million, the fee is $50 per meeting; with $51 to $250 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500;
with $751 million to $1 billion, $650; and with over $1 billion in net assets, $800. For a series participating in the master fund/feeder fund structure, the trustees' attendance fees are paid solely by the master portfolio. Each non-interested trustee also receives $500 from Investment Trust for attending each meeting of the Nominating Committee or Compensation Committee. Investment Trust has no retirement or pension plan. The following table sets forth compensation paid by Investment Trust during the fiscal year ended September 30, 1996 to each of the trustees:

                         Aggregate       Total Compensation
                         Compensation    from the
       Name of Trustee   from the Trust  Stein Roe Fund Complex
    ------------------  ---------------  ----------------------
    Timothy K. Armour        -0-               -0-
    Lindsay Cook             -0-               -0-
    Janet Langford Kelly     -0-               -0-
    Douglas A. Hacker     $  4,700           $11,650
    Thomas C. Theobald       4,700            11,650
    Kenneth L. Block        35,750            81,817
    William W. Boyd         37,750            88,317
    Francis W. Morley       35,750            82,017
    Charles R. Nelson       37,750            88,317
    Gordon R. Worley        36,150            82,217
_______________
 * During this period, the Stein Roe Fund Complex consisted of the six series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, eight series of Investment Trust, and one series of SR&F Base Trust. Messrs. Hacker and Theobald were elected trustees on June 18, 1996; Mr. Worley retired as a trustee on December 31, 1996; and Ms. Kelly became a trustee on January 1, 1997.

                 PRINCIPAL SHAREHOLDERS

     As of the date of this Statement of Additional
Information, Growth Opportunities Fund had no shareholders.

               INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated provides investment management and administrative services to Growth Opportunities Fund. The Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), Growth Opportunities Fund's transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, Harold W. Cogger, C. Allen Merritt, Jr., Timothy K. Armour, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Cogger is Executive Vice President of Liberty Financial; Mr. Merritt is Executive Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler, Cogger, and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of December 31, 1996, the Adviser managed over $26.7 billion in assets: over $8 billion in equities and over $18.7 billion in fixed income securities (including $1.6 billion in municipal securities). The $26.7 billion in managed assets included over $7.5 billion held by open-end mutual funds managed by the Adviser (approximately 16% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 227,000 shareholders. The $7.5 billion in mutual fund assets included over $743 million in over 47,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At December 31, 1996, the Adviser employed 19 research analysts and 55 account managers. The average investment-related experience of these individuals was 22 years.

     Stein Roe Counselor [service mark] and Stein Roe Personal Counselor [service mark] are professional investment advisory services offered to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial circumstances, goals, and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations for investments in mutual funds managed by the Adviser. Shareholders participating in Stein Roe Counselor [service mark] are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Personal Counselor [service mark] enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' circumstances, goals, and objectives periodically and updating portfolio recommendations to reflect any changes, the shareholders who participate in these programs are assigned a dedicated Counselor [service mark] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the description of the Adviser, the management agreement and administrative agreement, fees, expense limitations, and transfer agency services under Fee Table and Management in the Prospectus, which are incorporated herein by reference.

     The Adviser provides office space and executive and other personnel to Growth Opportunities Fund, and bears any sales or promotional expenses. Growth Opportunities Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     The administrative agreement provides that the Adviser shall reimburse the Fund to the extent its that total annual expenses (including fees paid to the Adviser, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of Growth Opportunities Fund are being offered for sale to the public; provided, however, the Adviser is not required to reimburse Growth Opportunities Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses of Growth Opportunities Fund, the Adviser may voluntarily waive its management fee and/or absorb certain expenses, as described under Fee Table in the Prospectus. Any such reimbursement will enhance the yield of Growth Opportunities Fund.

     The management agreement provides that neither the Adviser, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of Growth Opportunities Fund shall be paid solely out its assets. Any expenses incurred by Investment Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

Bookkeeping and Accounting Agreement

     Pursuant to a separate agreement with Investment Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for Growth Opportunities Fund. For these services, the Adviser receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal years ended September 30, 1995 and 1996, the Adviser received aggregate fees of $192,479 and $265,246, respectively, from Investment Trust for services performed under this Agreement.

                        DISTRIBUTOR

     Shares of Growth Opportunities Fund are distributed by Liberty Securities Corporation ("LSC") under a Distribution
Agreement as described under Management in the Prospectus, which is incorporated herein by reference. The Distribution
Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of Investment Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Investment Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

     As agent, LSC offers shares of Growth Opportunities Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by Growth Opportunities Fund. LSC offers the shares of Growth Opportunities Fund only on a best-efforts basis.

                        TRANSFER AGENT

     SSI performs certain transfer agency services for Investment Trust, as described under Management in the Prospectus. For performing these services, SSI receives from Growth Opportunities Fund a fee based on an annual rate of
 .22 of 1% of Growth Opportunities Fund's average net assets. Investment Trust believes the charges by SSI to Growth Opportunities Fund are comparable to those of other companies performing similar services. (See Investment Advisory Services.)

                        CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Investment Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     The Board of Trustees reviews, at least annually, whether it is in the best interests of Growth Opportunities
Fund and its shareholders to maintain assets in each of the countries in which it invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. The Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized, as well as by the Adviser and counsel. However, with respect to foreign sub-custodians, there can be no assurance that Growth Opportunities Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     Growth Opportunities Fund may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

             INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accountants for Investment Trust are Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603. The accountants audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                 PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of Growth Opportunities Fund's portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered;
the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, Growth Opportunities Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for Growth Opportunities Fund, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including Growth Opportunities Fund, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including Growth Opportunities Fund), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of Growth Opportunities Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. The Adviser may also receive research in connection with selling concessions and designations in fixed price offerings in which the Fund participates. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of Growth Opportunities Fund.

     With respect to Growth Opportunities Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided.

     Investment Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers.

           ADDITIONAL INCOME TAX CONSIDERATIONS

     Growth Opportunities Fund intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Growth Opportunities Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

     To the extent Growth Opportunities Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim
U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of total assets at the close of any fiscal year consist of stock or securities of foreign corporations, Growth Opportunities Fund may file an election with the Internal Revenue Service pursuant to which its shareholders will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and
(iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United
States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by Growth Opportunities Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, Growth Opportunities Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid and (ii) the portion of Fund dividends which represents income from each foreign country, if it qualifies to pass along such credit.

                   INVESTMENT PERFORMANCE

     Growth Opportunities Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.
                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of Growth Opportunities Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing Growth Opportunities Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, Growth
Opportunities Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of Growth Opportunities Fund. Comparison of Growth Opportunities Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Investment Trust believes to be generally accurate. Growth Opportunities Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, Investment Trust assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention Growth Opportunities Fund include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Associated Press
Barron's
Bloomberg
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Decoder
Gourmet
Individual Investor
Investment Adviser
Investment Dealers' Digest
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     Growth Opportunities Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     Growth Opportunities Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average       New York Stock Exchange Composite
                                        Index
Standard & Poor's 500 Stock Index  American Stock Exchange Composite
                                        Index
Standard & Poor's 400 Industrials  NASDAQ Composite
Wilshire 5000                      NASDAQ Industrials
(These indexes are widely          (These indexes generally reflect
 recognized indicators of          the performance of stocks
 general U.S. stock market         traded in the indicated
 results.)                         markets.)

     In addition, Growth Opportunities Fund may compare its performance to the following benchmarks:

            Lipper Capital Appreciation Fund Average
            Lipper Capital Appreciation Fund Index
            Lipper Equity Fund Average
            Lipper General Equity Fund Average
            Morningstar Aggressive Growth Fund Average
            Morningstar Domestic Stock Average

            Morningstar Total Fund Average
            Value Line Index
               (Widely recognized indicator of the performance
                of small- and medium-sized company stocks)

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds.
Growth Opportunities Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify Growth Opportunities Fund to a different category or develop (and place a Fund into) a new category, it may compare its perfor-mance or ranking with those of other funds in the newly assigned category, as published by the service.

     Growth Opportunities Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting its risk score (which is a function of a fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                    ________________

     To illustrate the historical returns on various types of financial assets, Growth Opportunities Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                Common stocks
                Small company stocks
                Long-term corporate bonds
                Long-term government bonds
                Intermediate-term government bonds
                U.S. Treasury bills
                Consumer Price Index
                  _____________________

     Growth Opportunities Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

              TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE   6%         8%        10%        6%          8%         10%
Compounding
Years             Tax-Deferred Investment            Taxable Investment
30           $124,992   $171,554   $242,340   $109,197   $135,346   $168,852
25             90,053    115,177    150,484     82,067     97,780     117,014
20             62,943     75,543     91,947     59,362     68,109     78,351
15             41,684     47,304     54,099     40,358     44,675     49,514
10             24,797     26,820     29,098     24,453     26,165     28,006
5              11,178     11,613     12,072     11,141     11,546     11,965
1               2,072      2,096      2,121      2,072      2,096      2,121

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, Growth Opportunities Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [service mark] and the Stein Roe Personal Counselor [service mark] programs and asset allocation and other investment strategies.

                     APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's
Investors Service, Inc. ("Moody's") and Standard & Poor's
Corporation ("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier

2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.